ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

THE STATE OF TEXAS §
§
COUNTY OF DALLAS §

KNOW ALL MEN BY THESE PRESENTS; that the undersigned,

ASSIGNOR

SYCAMORE RESOURCES, INC., a Texas corporation whose address is 5220 Spring Valley, Suite 525, Dallas, Texas 75254, represented herein by Randy M. Griffin, its President (herein called "Assignor");

for and in consideration of the sum of TEN AND NO/100 ($10.00) DOLLARS, and other good and valuable consideration, cash in hand paid to Assignor by the following Assignee, the receipt and sufficiency of which consideration is hereby acknowledged by Assignor, does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER and ASSIGN that certain Purchase and Sale Agreement ("PSA") dated June 17, 2009 between Sycamore Resources, Inc. ("Buyer") and Hydrocarbon Generation, Inc. ("Seller") unto the following named Assignee, its heirs and assigns, subject to the following terms and conditions;

ASSIGNEE

MESA ENERGY, INC., a Nevada corporation whose address is 5220 Spring Valley Road, Suite 525, Dallas, TX 75254, represented herein by Ray L. Unruh, its President (herein called "Assignee"):

This assignment is expressly made subject to the following terms and conditions:

(a) Commensurate with the execution of this agreement, Assignee shall reimburse Assignor for earnest money placed in escrow with Seller in the amount of $50,000.00.

(b) Assignor represents that all provisions, terms and conditions of the PSA are in full force and effect and that, as of the effective date herein, all requirements of Buyer and Seller thereunder have been complied with;

(c) The effective date of this agreement for all purposes shall be August 25, 2009;

(d) Assignee has reviewed all documentation related to the PSA and the property that is the subject thereof, accepts the PSA and the underlying transaction "as is" and agrees to indemnify Assignor from any claims related thereto.

This Assignment shall extend to and be binding on the successors and assigns of the parties hereto.

IN WITNESS WHEREOF, this instrument is executed on this 25th day of August, 2009, and shall be effective for all purposes on said date.

ASSIGNOR:

SYCAMORE RESOURCES, INC.

By: ______________________
Randy M. Griffin, President

Agreed and accepted this 25th day of August, 2009.

ASSIGNEE:

MESA ENERGY, INC.

By: ______________________
Ray L. Unruh, President

STATE OF TEXAS }

COUNTY OF DALLAS }

On this 25th day of August, 2009, before me appeared Randy M. Griffin, to me known, who, being by me duly sworn, did say:

That he is the duly authorized President of Sycamore Resources, Inc. a Texas corporation, and that the foregoing instrument was signed on behalf of said company by authority of its Directors, and said Appearer acknowledged said instrument to be the free act and deed of said company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

LINDA DENISE SMITH
Notary Public, State of Texas
My Commission Expires
March 17, 2013

Linda Denise Smith

NOTARY PUBLIC in and for
Dallas County, Texas

STATE OF TEXAS }

COUNTY OF DALLAS }

On this 25th day of August, 2009, before me appeared Ray L. Unruh, to me known, who, being by me duly sworn, did say:

That he is the duly authorized President of Mesa Energy, Inc. a Nevada corporation, and that the foregoing instrument was signed on behalf of said company by authority of its Directors, and said Appearer acknowledged said instrument to be the free act and deed of said company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

LINDA DENISE SMITH
Notary Public, State of Texas
My Commission Expires
March 17, 2013

Linda Denise Smith

NOTARY PUBLIC in and for
Dallas County, Texas